SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 25, 2013

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 025-52313015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Report, including the exhibits included herein, may contain forward-looking statements.  We have based these forward-looking statements on our current expectations and projections about future events.  Our actual results may differ materially from those discussed herein, or implied by, these forward-looking statements.  Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this Report are subject to significant risks and uncertainties, including but limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise or generate additional funds that will be necessary to continue and expand our operations; our potential lack of revenue growth and other factors detailed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2013, Recon Technology, Ltd. (the “Company’) and certain institutional investors entered into a securities purchase agreement (the “Purchase Agreement”) in connection with an offering (the “Offering”), pursuant to which the Company agreed to sell an aggregate of 546,500 ordinary shares and warrants to initially purchase an aggregate of 163,950 ordinary shares. The purchase price is $4.81 per ordinary share. The aggregate gross proceeds, before deducting fees to the Placement Agent and other estimated offering expenses payable by the Company are approximately $2.6 million.

The warrants will be exercisable immediately as of the date of issuance at an exercise price of $6.01 per ordinary shares and expire three years from the date of issuance. The exercise price of the warrants is subject to customary adjustment in the case of future issuances or deemed issuances of ordinary shares, stock splits, stock dividends, combinations of shares and similar recapitalization transactions. A holder of the warrants also will have the right to exercise its warrants on a cashless basis if the registration statement or prospectus contained therein is not available for the issuance of the ordinary shares issuable upon exercise thereof.

The exercisability of the warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% of the Company’s ordinary shares.

Under the Purchase Agreement, the Company has agreed with each of the purchasers that, subject to certain exceptions, it will not, within the 60 trading days following the closing of the Offering (which period may be extended in certain circumstances), enter into any agreement to issue or announce the issuance or proposed issuance of any equity security or equity-linked or related security.

The Company has also agreed with each of the purchasers that while the warrants are outstanding, it will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company:

•	issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, of our ordinary shares at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for our ordinary shares, other than pursuant to a customary “weighted average” anti-dilution provision; or

•	enters into any agreement (including, without limitation, an equity line of credit) whereby we may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

The Company has also agreed with each of the purchasers if the Company issues securities within the 12 months following the closing of the Offering, the purchasers shall have the right to purchase 50% of the securities on the same terms, conditions and price provided for in the proposed issuance of securities.

The Company has also agreed to indemnify each of the purchasers against certain losses resulting from its breach of any of its representations, warranties, or covenants under agreements with each of the purchasers, as well as under certain other circumstances described in the Purchase Agreement.

The net proceeds to the Company from the Offering, after deducting placement agent fees and the estimated offering expenses borne by the Company, are expected to be approximately $2.3 million.  The Offering will close on or before November 29, 2013.  After giving effect to the Offering, but without giving effect to the exercise of the warrants being offered, the Company will have 4,528,311 ordinary shares outstanding.

The Offering was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-190387), which became effective on August 14, 2013, pursuant to a prospectus supplement filed with the Securities and Exchange Commission.

In connection with the Offering, on October 18, 2013, the Company entered into an engagement letter agreement (the “Placement Agent Agreement”) with FT Global Capital, Inc. (the “Placement Agent”) pursuant to which the Placement Agent agreed to act as the exclusive placement agent on a best efforts basis in the Offering. The Placement Agent will be entitled to a cash fee of 8% of the gross proceeds paid to the Company for the securities the Company sells in this Offering.  Additionally, the Company shall issue to the Placement Agent warrants (“Placement Agent Warrants”) equal to 10% of the aggregate number of shares sold to the Investors placed by the Placement Agent in this Offering. The Placement Agent Warrants will be on substantially the same terms as the warrants issued pursuant to the Purchase Agreement, except that they will not be exercisable for a period of six months and will expire three years from the initial exercise date.

The foregoing summaries of the terms of the form of warrant and the Purchase Agreement to be issued to each of the purchasers and are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.1, and 10.1 respectively, which are incorporated herein by reference.

Item 8.01 Other Events.

On November 25, 2013, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant to purchase Ordinary Shares by the Company in favor of the Investors.

5.1	Opinion of Campbells, Grand Cayman, Cayman Islands

10.1	Securities Purchase Agreement, dated November 25, 2013, by and between the Company and the Investors.

23.1	Consent of Campbells, Grand Cayman, Cayman Islands, (contained in Exhibit 5.1 above).

99.1	Press Release dated November 25, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

/s/ Liu Jia
Liu Jia
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: November 25, 2013

EXHIBIT INDEX

4.1	Form of Warrant to purchase Ordinary Shares by the Company in favor of the Investors.

5.1	Opinion of Campbells, Grand Cayman, Cayman Islands,

10.1	Securities Purchase Agreement, dated November 25, 2013, by and between the Company and the Investors.

23.1	Consent of Campbells, Grand Cayman, Cayman Islands, (contained in Exhibit 5.1 above).

99.1	Press Release dated November 25, 2013